Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2008 of Alpine Global Dynamic Dividend Fund., (the “Company”).

I, Samuel A. Lieber, the Chief Executive Officer of the Company, certify that:

(i)                                   the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 9, 2009

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2008 of Alpine Global Dynamic Dividend Fund (the “Company”).

I, Sheldon R. Flamm, Chief Financial Officer of the Company, certify that:

(i)                                   the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 9, 2009

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer